EXHIBIT 21.1

List of Subsidiaries of Rangers Sub I, LLC & FelCor Lodging Limited Partnership

RANGERS SUB I, LLC
FELCOR HOLDINGS TRUST
FELCOR LODGING LIMITED PARTNERSHIP
BIRMINGHAM ES HOTEL, L.L.C.
BIRMINGHAM HOTEL HOLDCO, L.L.C.
CHARLESTON MILLS HOUSE HOTEL HOLDCO, L.L.C.
CHARLESTON MILLS HOUSE HOTEL, L.L.C.
DEERFIELD BEACH ES HOTEL, L.L.C.
DEERFIELD BEACH HOTEL HOLDCO, L.L.C.
EPT MEADOWLANDS LIMITED PARTNERSHIP
FCH HH KNICKERBOCKER OWNER, L.P.
FCH/PSH, L.P.
FELCOR AUSTIN DOWNTOWN HOTEL, L.L.C.
FELCOR CHAT-LEM, L.L.C.
FELCOR COPLEY PLAZA OWNER, L.L.C.
FELCOR DALLAS LOVE FIELD OWNER, L.L.C.
FELCOR EIGHT HOTELS, L.L.C.
FELCOR ESCROW HOLDINGS, L.L.C.
FELCOR ESMERALDA (SPE), L.L.C.
FELCOR FQ HOTEL, L.L.C.
FELCOR HOTEL ASSET COMPANY, L.L.C.
FELCOR HOTEL OPERATING COMPANY, L.L.C.
FELCOR MILPITAS OWNER, L.L.C.
FELCOR MYRTLE KINGSTON HOTEL, L.L.C.
FELCOR PENNSYLVANIA COMPANY, L.L.C.
FELCOR S-4 HOTELS (SPE), L.L.C.
FELCOR SAN ANTONIO AP HOTEL, L.L.C.
FELCOR SANTA MONICA OWNER, L.L.C.
FELCOR ST. PETE (SPE), L.L.C.
FELCOR ST. PETE OWNER, L.L.C.
FELCOR TRS BORROWER 4, L.L.C.
FELCOR UNION SQUARE HOTEL, L.L.C.
FELCOR/CMB BUCKHEAD HOTEL, L.L.C.
FELCOR/CMB MARLBOROUGH HOTEL, L.L.C.
FELCOR/CMB ORSOUTH HOLDINGS, L.P.
FELCOR/CMB ORSOUTH HOTEL, L.L.C.
FELCOR/CMB SSF HOLDINGS, L.P.
FELCOR/CMB SSF HOTEL, L.L.C.
FELCOR/CSS (SPE), L.L.C.
FELCOR/CSS HOLDINGS, L.P.
FELCOR/CSS HOTELS, L.L.C.
FELCOR/IOWA-NEW ORLEANS CHAT-LEM HOTEL, L.L.C.
FELCOR/JPM ATLANTA ES HOTEL, L.L.C.
FELCOR/JPM HOSPITALITY (SPE), L.L.C.
FELCOR/JPM HOSPITALITY HOLDCO (SPE), L.L.C.

EXHIBIT 21.1

FELCOR/JPM HOTELS, L.L.C.
FELCOR/JPM PHOENIX HOTEL, L.L.C.
FELCOR/LAX HOTELS, L.L.C.
FT. LAUDERDALE ES HOTEL, L.L.C.
FT. LAUDERDALE HOTEL HOLDCO, L.L.C.
HI CHAT-LEM/IOWA-NEW ORLEANS JOINT VENTURE
KNICKERBOCKER HOLDING PARTNERSHIP, L.P.
KNICKERBOCKER HOTEL OWNER GP, L.L.C.
KNICKERBOCKER HOTEL OWNER, L.L.C.
KNICKERBOCKER TRS, L.L.C.
MADISON 237 HOTEL, L.L.C.
MIAMI AP HOTEL HOLDCO, L.L.C.
MIAMI AP HOTEL, L.L.C.
MINNEAPOLIS ES HOTEL, L.L.C.
MINNEAPOLIS HOTEL HOLDCO, L.L.C.
MYRTLE BEACH OWNER, L.L.C.
NAPA ES HOTEL, L.L.C.
NAPA HOTEL HOLDCO, L.L.C.
PROMUS/FELCOR SAN ANTONIO VENTURE
ROYALTON 44 HOTEL, L.L.C.